The PNC Financial Services Group, Inc. BancAnalysts Association of Boston November 3, 2011 Exhibit 99.1

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Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels, liquidity levels, asset levels, asset quality and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding some of these factors in our 2010 Form 10-K and 2011 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at
www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on these websites is not part of this presentation.
Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense) and on tangible book value per share
(calculated as book value per share less total intangible assets, other than servicing rights, per share). We believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations, and that tangible book value per share, a non-GAAP measure, is useful as a tool to help evaluate the amount, on a per share basis, of intangible assets other than servicing rights included in book value. Where applicable, we provide GAAP reconciliations for such additional information, including in the Appendix.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

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Today’s Discussion
PNC’s differentiated business model has delivered
strong results through the cycle
Investing for future growth
Balance sheet positioned to support client demand
Significant opportunity to deliver long-term
shareholder value
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

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Significant 2011 Achievements
PNC Is Positioned to Deliver Even Greater Shareholder Value. PNC Is Positioned to Deliver Even Greater Shareholder Value.
YTD financial
summary
Net income
Diluted EPS from
net income
Return on
average assets
$2,578 million $4.79 1.31%
Delivered strong financial results through exceptional client growth across businesses and markets
Grew commercial loans
Maintained a high quality balance sheet, improved overall credit quality
Disciplined expense management
Pending RBC Bank (USA) acquisition will provide access to growth markets at a price below tangible book value
Continued to maintain strong capital levels and ratios and liquidity positions
YTD11 highlights
— Increased common dividend 250% in second quarter
— Issued $1 billion preferred stock
— Issued $1.25 billion senior debt

KEY 11.3%
CMA 10.6%
PNC 10.5%
COF 10.0%
JPM 9.9%
BBT 9.8%
WFC 9.4%
FITB 9.3%
STI 9.3%
BAC 8.7%
USB 8.5%
RF 8.2%
MTB 6.9%

COF 24.6%
USB 20.9%
MTB 20.1%
WFC 17.5%
JPM 17.0%
PNC 14.7%
FITB 13.8%
KEY 11.5%
BBT 10.9%
STI 6.5%
CMA 6.1%
RF 5.9%

COF 1.83%
USB 1.47%
PNC 1.31%
MTB 1.31%
WFC 1.27%
FITB 1.17%
KEY 1.10%
JPM 0.93%
BBT 0.78%
CMA 0.71%
STI 0.45%
RF 0.34%

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Delivering Strong Returns
YTD return on average assets
YTD return on Tier 1 common
capital²
Peer Source: SNL DataSource, First Call reports and company reports, as available. (1) PNC Sept. 30, 2011 Tier 1 common and Tier 1 common ratio estimated. (2) Return on Tier 1 common capital calculated as annualized net income divided by estimated Tier 1 common capital. Further information is provided in the Appendix. STI as of June 30, 2011.
9/30/11 Tier 1 common ratio¹
BAC
-.03%
BAC
-.06%

(thousands)
Grew 369% faster than YTD10

(thousands)
Organic customer growth of 14%

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942
1,076
Sept 10 Sept 11
Growing Customers – Retail Banking
Strong results
December
2010
Goal
Free checking
Relationship checking³
September
2011
30%
68%
70%
(1) Organic growth refers to consumer and small business customers excluding 32,000 relationships from 2Q11 acquisition. (2) Organic growth excludes 3,000 customers acquired by acquisition in 2Q11. (3) Relationship checking refers to accounts with a committed balance level or self-
service accounts with lower cost of servicing.
YTD highlights
Checking relationships YTD
annualized organic growth
rate of 5.5% far exceeded
the 1.2% population growth
of our retail footprint
On track to achieve new
checking account mix target
of 70% relationship checking
Organic checking
relationship growth¹
Organic growth in online bill
payment active customers
New originations
Period end
48
225
YTD10 YTD11
2
+
+

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Strong results
Corporate Banking New Cumulative Primary Client
1
Growth
1Q
2Q
3Q 4Q
New primary clients:
— New client additions represent
revenue potential of $200 million per
performance of existing clients
— Grew 10% each year for two years
while improving average risk rating
— Referral sales to Corporate Banking
from Retail increased 34%
YTD highlights
YTD10 YTD11
37%
46%
Corporate Banking New Client Loan Utilization
256
565
869
0
250
500
750
1,000
2011 Goal
2011 Actual
New primary
clients increased
25% YoY
(1) A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more.
Growing Customers – Corporate Banking

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Growing Customers – Asset Management Group
(1) Referral sales are new sales to clients referred to AMG by Retail Banking or Corporate and Institutional Banking. (2) Primary clients are client relationships with annual revenue generation of $10,000 or more. (3) Total net flows defined as net change from clients including dividends received.
YTD highlights
Total sales increased 38% in 3Q11 compared
with 3Q10
Expanding distribution in all markets with a
particular focus on higher growth markets
— 216 external new hires in the first nine
months of 2011 – primarily front line
talent acquisition
YTD earnings impacted by higher marketing
costs from PNC Wealth Insight
SM
product
launch in 3Q
— Accessible to over 12,000 clients
Strong results
Referral sales
1
YTD11 vs. YTD10
86%
New primary clients
2
YTD11 vs. YTD10
34%
$.1B
$1.3B
3Q11
3Q10
Discretionary AUM Total Net Flows

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3.71
Performance and Team Driven Culture
Reflects PNC’s brand attributes of ease, confidence and
achievement
Awarded to 29 companies worldwide for extraordinary ability
to create an engaged workplace culture
PNC is a three-time winner and the only U.S bank to be
recognized
4.04
4.21
4.40
4.34
4.40
4.49
4.55
4.35
4.41
4.44 4.44
4.43
4.41
4.48
4.00
4.50
5.00
4Q07 4Q08 4Q09 4Q10 2Q11
Employee
Engagement
Customer
Engagement
High employee and customer engagement
“Gallup Great Workplace Award” recipient for 2011
Employee engagement shown for total bank branches. Source: Gallup.
4.43
4.38
NCC Conversions
Strongly
Agree
Agree

Deposit Share %[2]

4%
2%
2%
1%
2%
Washington, DC
Chicago
Atlanta
Charlotte
Orlando

PNC

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Investing for Future Growth
Expanding into faster growing regions with
attractive market demographics
— Chicago, Atlanta
1
, Charlotte
1
, Orlando
1
Adding relationship managers and product
specialists in targeted, under-penetrated growth
markets
— Increasing distribution capacity
— Product training
Opportunity to deliver PNC’s products and services
to new customers
— Utilizing technology and market research on
changing customer behavior to provide customers
more choices
— Leveraging cross sell synergies
Higher growth markets
People
Product capabilities
Large markets provide excellent C&IB
and Wealth Management opportunities
RBC Bank (USA)¹
Market Potential
Market Revenue Growth
(YTD10-YTD11)
Washington, DC 11%
Chicago 27%
Yielding results
(1) Acquisition pending. (2) Source: SNL DataSource as of September 30, 2011.

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The Chicago Story – “Go-To-Market Strategy”
Convert to PNC common platform
Initiate “Human Sigma” in retail distribution
Increase brand awareness
Invest in product and relationship managers
Significant increase in PNC’s customer confidence and brand awareness
53%
55%
56%
54%
58%
41%
32%
22%
23% 23%
2007 2008 2009 2010 2011
Strategy
(1) Confidence is measured at PNC by asking “PNC is a name I can always trust” and “PNC always delivers on what they promise.” A respondent is considered Confident if they answer a “5” Strongly Agree to both items. Source: Gallup June 2011. (2) Source: TNS Strategic
Market report as of 2Q11.
27%
29%
20%
28%
51%
55%
56%
58%
Pre-conversion
Post-conversion
3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Total Brand Awareness – Chicago
2
National Customer Confidence
PNC customer confidence
1
US population confidence in banking industry

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The Chicago Story – Market Opportunity
Philadelphia Chicago
Projected 5-year growth:
Population .71% 1.86%
Household income 15.4% 16.6%
Market demographics:
Population (in millions)
5.9 9.7
Deposits (in millions)
$204,860 $291,896
Branches 1,892 3,214
Market opportunities:
Households²
(in millions)
2.2 3.5
Universities 64 74
Corporate Banking¹
4,800 7,300
PNC’s presence:
Deposit market share 8.2% 4.1%
Branches 190 151
Source: SNL Database and Nielsen as of September 30, 2011. (1) Corporate banking prospects include Large Corporate, Middle Market,
Commercial Segment, Public Finance and a minor amount of other segments.  (2) Source: Nielsen.

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The Chicago Story – Executing on the Opportunity
PNC’s demonstrated execution and revenue potential
Total Corporate Banking and AMG Sales
1
48%
68%
52%
32%
Non-Credit
Sales
Credit Sales
$26
$114
$52
Prior to
conversion of
Chicago
market
August 2011,
annualized
Philadelphia Chicago Philadelphia Chicago
(1) Chicago market application systems conversion occurred in June 2010.  Pre-conversion Sales reflect the first six months of 2010, annualized. (2) Year-to-date August 2011.
Corporate Banking Cross-sell Revenue
2

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Balance Sheet Management in a Low Rate
Environment
Drivers
Increase responsible lending to partially offset lower asset yields
Substantially reduce cost of funding to maintain net interest income
Maintain liquidity and strong capital position
Focus on risk-adjusted loan growth to mitigate impact of securities repricing
Lower funding cost
Strategies
Funding Cost Reduction
Opportunities
Expected 2012 Impact
(in millions)
Repricing CDs
$450-$500
Trust preferreds
Maturing debt
Deposit funding
Expected 2012 impact compared to 2011 assumes an extended period of slow economic growth and low interest rates.

Jan '10
Dec '10
Jan '11
Dec '11

Historically low and steady decline
Jan '10
Dec '10
Jan '11
Dec '11

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Accelerating Commercial and Industrial Loan Growth
Source: Federal Reserve  H8 reports for all domestic commercial banks. Seasonally adjusted annual growth rate. PNC loan data from TARP reports. (1) PNC Corporate & Institutional Banking quarterly utilization rates reflect the consolidation of Market Street Funding Corporation beginning January 2010.  2011 represents year to date results through September 30, 2011.
Annual loan growth
Every percentage point increase in utilization
increases loan balances by $1.4B and
approximately $40M in annual net interest
income.
Utilization
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
PNC All Commercial Banks
45%
46%
47%
48%
49%
50%
51%
52%
53%
PNC Corporate & Institutional
Banking Utilization
1

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Loan Growth Momentum
Total Corporate & Institutional Banking
average loans increased in 3Q11 by 7%
compared with 3Q10
Loans have been steadily increasing in
Business Credit, Middle Market and
Corporate Finance since the end of 2010,
primarily driven by new client growth and
commitments
Average credit commitments per new
client has increased 60% YTD11 vs.
YTD10
YTD highlights Average loan growth primarily driven by new clients
9.1
9.6
6.4
8.5
4.4
5.5
3Q10 3Q11
Corporate Finance
Middle Market
Business Credit

PNC
3.5%
4.0%
4.5%
5.125%
5.75%
6.375%
7.0%
2013
2014
2015
2016
2017
2018
2019

PNC

DRAFT
Highlights
Capital Management
Tier 1 common ratio
(1) Proforma estimate is based on PNC’s estimated Tier 1 common ratio of 10.5% as of 9/30/11, and includes the assumed benefit of 1.4%, which reflects
First Call 2011 and 2012 estimates and current dividend payout, as well as the assumed decrease of 3.3%-3.8%, which reflects assumptions utilizing Basel II methodology regarding credit, operating and market risk and includes the treatment of BlackRock and sub-investment grade securities (assuming no
AOCI double counting) under Basel II, and assumes no common share issuance for the pending RBC Bank (USA) acquisition. This estimate is subject to further regulatory guidance and clarity. The estimate is based on the phase-in of Basel III rules in effect as of 2012. (2) Regulatory requirements include capital conservation buffer. (3) Parent company liquidity coverage defined as liquid assets divided by funding obligations within a two year period.
Basel III requirements²
12/31/12
Proforma Basel III
8.0% -
8.5%¹
Proforma Basel III Tier 1 common ratio
estimated to be between 8.0-8.5% at
December 31, 2012²
– Possible improvement assuming final
capital requirements reflect the inherent
risk profile in our sub-investment grade
securities
– Assumes no common stock issuance to
fund pending acquisition of RBC Bank
(USA)
Strong liquidity position at September 30, 2011
– Loan-to-deposit ratio of 82%
– Parent company two year liquidity
coverage³
of 168%
Capital Priorities:
– Investing in organic growth
– Meeting regulatory requirements
– Return capital to shareholders

DRAFT
Delivering Long-Term Shareholder Value
Tangible book value per share¹
Pretax pre-provision earnings per share³
$17.58
$44.85
12/31/07 9/30/11
$7.06
$11.16
2007 2011
PNC
% change 2007-2011²
PNC
4
155%
87%
71%
48%
36%
24%
21%
-4%
-5%
-10%
-14%
-42%
-44%
58%
23%
17%
13%
11%
-7%
-29%
-36%
-43%
-55%
-57%
-68%
-84%
PNC
MTB
WFC
USB
JPM
COF
BBT
FITB
STI
CMA
RF
KEY
BAC
Peer banks identified in the Appendix. Source for banks other than PNC: SNL DataSource. (1) Tangible book value per share calculated as book value per share less goodwill and other intangible assets other than servicing rights. Further information is provided in the Appendix.
(2) Percentage change for 2007 to nine months ended September 30, 2011, annualized, respectively. (3) Pretax, pre-provision earnings are from continuing operations and are calculated as total revenue less noninterest expense. Further information is provided in the Appendix.
(4) 2011 represents pretax pre-provision earnings for the nine months ended September 30, 2011, annualized, divided by the number of shares outstanding as of September 30, 2011.
% change 2007-2011²
PNC
WFC
USB
JPM
MTB
BBT
COF
BAC
CMA
FITB
STI
RF
KEY

DRAFT
Cautionary Statement Regarding Forward-Looking
Information
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following::
o Changes in interest rates and valuations in debt, equity and other financial markets.
o Disruptions in the liquidity and other functioning of U.S. and global financial markets.
o The impact on financial markets and the economy of the downgrade by Standard & Poor’s of U.S. Treasury obligations and other U.S.
government-backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the credit worthiness of certain sovereign governments in Europe.
o Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
o Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
o Slowing or failure of the current moderate economic recovery.
o Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
o Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the modest economic expansion will persist in the year ahead and interest rates will remain very low.
Appendix

DRAFT
Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Legal and regulatory developments could have an impact on ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
o Changes resulting from legislative and regulatory reforms, including broad-based restructuring of financial industry regulation and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the
“Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
o Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel III initiatives.
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
o Results of regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
o Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in SEC filings.
•Our planned acquisition of RBC Bank (USA) presents us with risks and uncertainties related both to the acquisition transaction itself and its integration into PNC after closing, including:
o Closing is dependent on, among other things, receipt of regulatory and other applicable approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all. The impact of closing on PNC’s financial statements will be affected by the timing of the transaction.
o The transaction (including integration of RBC Bank (USA)’s businesses) may be substantially more expensive to complete than anticipated.
Anticipated benefits, including cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
o Our ability to achieve anticipated results from this transaction is dependent also on the following factors, in part related to the state of economic and financial markets: the extent of credit losses in the acquired loan portfolios and the extent of deposit attrition. Also, litigation and governmental investigations that may be filed or commenced, as a result of this transaction or otherwise, could impact the timing or realization of anticipated benefits to PNC.

DRAFT
Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
o Integration of RBC Bank (USA)’s business and operations into PNC, which will include conversion of RBC Bank (USA)’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to RBC Bank
(USA)’s or PNC’s existing businesses. PNC’s ability to integrate RBC Bank (USA) successfully may be adversely affected by the fact that this transaction will result in PNC entering several markets where PNC does not currently have any meaningful retail presence.
•In addition to the planned RBC Bank (USA) transaction, we grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits. These other acquisitions, including our planned acquisition of branches and related deposits in metropolitan Atlanta, Georgia from Flagstar Bank, FSB, often present risks and uncertainties analogous to those presented by the RBC
Bank (USA) transaction, as well as, in some cases, with risks related to entering into new lines of business.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding some of these factors in our 2010 Form 10-K and first and second quarter 2011 Form 10-Qs, including Risk
Factors and Risk Management sections of those reports, and our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at
www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only.
Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

DRAFT
Non-GAAP to GAAP Reconcilement
Appendix
As of or for the nine months ended
In millions Sept. 30, 2011
Tier 1 common capital (1) $23,410
Reported net income 2,578
Reported net income, if annualized 3,447
Return on tier 1 common capital 14.7%
(1) Estimated for Sept. 30, 2011.
PNC believes that return on tier 1 common capital is useful as a tool to help measure and assess a company's use of common equity.
As of
In millions except per share data
Dec. 31, 2007 Sept. 30, 2011 % Change
Common shareholders' equity $14,847 $32,583
Common shares outstanding 341                   526
Book value per common share $43.60 $61.92 42%
Goodwill and other intangible assets other than servicing rights $8,853 $8,990
Common shareholders' equity less intangible assets $5,994 $23,593
Common shares outstanding 341                   526
Tangible book value per common share $17.58 $44.85 155%
PNC believes that tangible book value per common share, a non-GAAP measure, is useful as a tool to help evaluate the amount, on a per share basis, of goodwill and certain other intangible assets included in book value per common share.

DRAFT
Non-GAAP to GAAP Reconcilement
Appendix
For the year ended For the nine months ended
In millions  except per share data Dec. 31, 2007 September 30, 2011 % Change
Total revenue $6,705 $10,777
Noninterest expense 4,296                     6,386
Pretax pre-provision earnings from continuing operations $2,409 $4,391
Pretax pre-provision earnings, annualized $2,409 $5,871
Common shares outstanding 341                       526
Annualized pretax pre-provision earnings per share $7.06 $11.16 58%
PNC believes that pretax, pre-provision earnings from continuing operations, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.

DRAFT
Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
Ticker